Positioned for Success Today…

Building for Success Tomorrow


New Jersey
Maryland
atlantic city electric
pepco
Virginia
Delaware
delmarva power
Virginia

Merrill Lynch
Power & Gas Leaders Conference
September 25 & 26, 2007

Pepco Holdings, Inc

Safe Harbor Statement

Some of the statements contained in today's presentation are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include all financial projections and any declarations regarding management's intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers; general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the Securities and Exchange Commission.

PHI Overview

Pepco Holdings, Inc

$8.8B LTM Revenues
$14.5B Total Assets
$5.5B Market Cap
1.8 Million Electric Customers
121,000 Gas Customers

Regulated Electric & Gas Delivery Business

pepco – A PHI Company
delmarva power – A PHI Company
atlantic city electric – A PHI Company

66% of Operating Income

Competitive Energy/ Other

conectiv energy
pepco Energy Services
PHI Investments

34% of Operating Income

Note: Financial and customer data as of June 30, 2007. Operating Income percentage calculations are for the twelve months ended June 30, 2007, net of special items. See appendix for details.

Total Return – 2004 through YTD 2007



Pepco Holdings Total Shareholder Return vs. S&P 400 MidCap Electrics and S&P 500
Total Shareholder Return (Indexed to 100 at 12/31/03)
190
180
170
160
150
140
130
120
110
100
90
80
12/31/03
2/29/04
4/30/04
6/30/04
8/31/04
10/31/04
12/31/04
2/28/05
4/30/05
6/30/05
8/31/05
10/31/05
12/31/05
2/28/06
4/30/06
6/30/06
8/31/06
10/31/06
12/31/06
2/28/07
4/30/07
6/30/07
8/31/07
POM (+62.96%)
S&P 400 MidCap Electrics (+41.35%)
S&P 500 (+46.25%)

Source: Thomson Financial – data shown through September 18, 2007

Drivers of Growth

- Higher utility infrastructure investments (T&D)
- Implementation of MAPP and Blueprint
- Rate case contributions
- Stable service territory with organic growth
- Continued robustness of the PJM wholesale energy and capacity markets (Conectiv Energy)
- Continued C&I load growth and measured expansion (Pepco Energy Services)

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Holdings, Inc

Power Delivery - Business Overview

Combined Service Territory



New Jersey
Maryland
atlantic city electric
pepco
Delaware
Virginia
delmarva power
Virginia

Regulatory Diversity*



New Jersey 20%
Virginia 1%
District of Columbia 23%
Delaware 17%
Maryland 39%

Diversified Customer Mix*



Residential 35%
Commercial 46%
Government 10%
Industrial 9%

* Based on 2006 MWh Sales

PHI's Proposed Mid-Atlantic Power Pathway (MAPP) Project

Pepco Holdings, Inc

- 230 mile, 500 kV line originating in northern Virginia, crossing Maryland, traveling up the Delmarva Peninsula and into southern New Jersey
- Significant 230 kV lines that support Maryland, Delaware and New Jersey
- Cost estimate as proposed - $1.2 billion; completion by 2014
- ROE authorized in FERC formula rate settlement – 11.3% for new facilities



Philadelphia
Cardiff
Salem
Dennis
Baltimore
Steele
Washington, DC
Burches Hill
Possum Pt.
Chalk Pt.
Vienna
Indian River
Calvert Cliffs
Loretto
Piney Grove
500kV
230kV

Status of the MAPP Project

- PJM has recommended the 500kV portion of the project be approved by the PJM Board
- PJM still evaluating the 230kV portion of the project
- Decision expected at the next PJM Board meeting after receiving comments from stakeholders

Pepco Holdings, Inc

PHI's Blueprint for the Future



SEL
SEL-351S
20 398 469

- **Responsive to customer expectations:**
  - Managing energy costs
  - Enhancing reliability
  - Protecting the environment

- **Includes significant investment:**
  - Advanced metering
  - Demand side management applications
  - Distribution automation
  - Customer information systems

- **Programs will provide the tools customers need to move into the future:**

  Energy Efficiency
  - Energy Star Appliances
  - Efficient Heat Pumps
  - Efficient Lighting

  Demand Response
  - Smart Thermostats
  - Innovative Rate Structures

  Renewable Energy
  - Net Energy Metering
  - Green Choice

- **Multi-year effort across PHI service territory**

- **Regulatory support is essential**

Power Delivery –
Infrastructure Investment Strategy

Construction Forecast *

(Dollars in Millions)	2007	2008	2009	2010	2011	5 Year Totals
Distribution:						
Customer Driven (new service connections, meter installations, highway relocations)	$ 175	$ 156	$ 161	$ 162	$ 168	$ 822
Reliability (facility replacements/upgrades for system reliability)	109	167	151	141	181	749
Load (new/upgraded facilities to support load growth)	98	72	59	92	122	443
Transmission	156	117	73	58	50	454
Gas Delivery	19	20	20	21	20	100
Information Technology	16	17	17	17	17	84
Corporate Support and Other	8	11	8	13	15	55
Total Power Delivery	**$ 581**	**$ 560**	**$ 489**	**$ 504**	**$ 573**	**$2,707**
Mid-Atlantic Power Pathway (MAPP)	4	52	186	215	233	690
Blueprint	-	62	148	157	142	509
Total Including MAPP and Blueprint	**$ 585**	**$ 674**	**$ 823**	**$ 876**	**$ 948**	**$3,906**

* The MAPP and Blueprint construction costs reflected above are preliminary estimates and are not included as part of the projection of construction expenditures reflected in PHI's filed Forms 10-K and 10-Q.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Holdings, Inc

Power Delivery – A Driver of Growth

Pepco Holdings, Inc

	Rate Base 12/31/2006		Construction Expenditures 2007-2011*	
	(Dollars in Millions)			
Electric Distribution Rate Bases:				
Pepco	$	1,799	$	1,362
Delmarva Power		703		756
Atlantic City Electric		822		544
Total		3,324		2,662
Gas Distribution Rate Base:				
Delmarva Power		239		100
Electric Transmission Rate Bases:				
Pepco		305		299
Delmarva Power		240		657
Atlantic City Electric		224		188
Total		769		1,144
Total Regulated Assets	$	4,332	$	3,906

* Includes MAPP and Blueprint projects.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Distribution Rate Case Status

(Dollars in Millions)	Orders Received				Pending
	DPL Gas DE	DPL Electric MD	Pepco Electric MD	Total	Pepco Electric DC [(3)]
Rate Base	N/A	$267	$896		$980
Equity Ratio	46.90%	48.63%	47.69%		46.55%
ROE	10.25%	10.00%	10.00%		10.75% [(4)]
BSA	No [(1)]	Yes	Yes		Yes
Rate Increase	$9.0 [(2)]	$14.9	$10.6	$34.5	$43.5 [(4)]
Depreciation Expense Reduction	$2.1	$0.9	$30.7	$33.7	
Effective Date	4/1/2007	6/16/2007	6/16/2007		

Notes:

(1) Parties to the settlement are participating in a generic statewide proceeding initiated by the Commission for the purpose of investigating decoupling mechanisms for electric and gas distribution utilities.

(2) Includes the $2.5 million increase that was put into effect on November 1, 2006.

(3) Pepco's position.

(4) Requested with adoption of the BSA; without the BSA, the requested ROE is 11.0% and the revenue requirement is $47.9 million.

Pepco Holdings, Inc

Regulatory Summary

- Return to more stable regulatory and legislative environments in MD and DE
- Reasonable outcome in settled Delmarva Power gas distribution case in DE
- Orders received in Pepco and Delmarva Power MD cases, rate increases approved and Bill Stabilization Adjustment mechanism adopted
- DC distribution rate case on track for resolution in Sept. 2007
- Annual formula rate process in place for transmission rates, new investments earn 11.3% ROE
- Filings made in DE, MD and DC to implement PHI Blueprint
- Transition to competitive default supply markets complete in MD, DC, DE and NJ
- Reasonable default service deferral programs in place in MD and DE

Note: See Safe Harbor Statement at the beginning of today's presentation.

Conectiv Energy – Business Overview

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

An Eastern PJM, mid-merit focused business

Conectiv Energy Generating Facilities



PA
NJ
MD
DE
VA

Conectiv Energy has a sustainable competitive advantage in PJM due to its:

- Favorable plant locations
- Flexible and dual fueled combined cycle plants
- Intimate knowledge of the PJM market
- Ability to expand its fleet

2006 Capacity (4,182 MW)



Units Under Contract, 12%
Peaking Units, 15%
Coal, 8%
Oil-Fired Steam, 13%
Gas Combined Cycle, 52%

Note: See Safe Harbor Statement at the beginning of today's presentation.

Merchant Generation & Load Service Gross Margins*


$360
$310
$260
$210
$160
$110
$60
$10
-$40
Dollars in Millions
$260
$283
$191
$248
$240
$200
$231
$310
$270
$360
$300
2004
2005
2006
2007 Forecast
2008 Forecast
Actual
Forecast

* In addition to the gross margins above, Energy Marketing Gross Margins are forecasted to be $15-$25 million in 2007 and 2008.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Energy Services – Business Overview

Pepco Holdings, Inc

Provides retail energy supply and energy services to C&I customers

- Retail electric supply is PES' main business driver
  - Complements PHI's regulated utility business; opportunity to serve customers who choose to shop
- Additional product offerings differentiate PES from its competitors and provide additional earnings
  - Retail natural gas supply
  - Energy efficiency services
- PES also owns:
  - 800 MW of peaking generation in Washington, DC; scheduled for retirement in 2012
  - Two transmission and distribution construction/service companies serving utility and infrastructure needs

PES Retail Electric Supply Markets



Independent System Operator
PJM
New York ISO
New England ISO

PHI - Financial Objectives

- Deliver Value
  - Achieve average annual utility earnings growth of at least 4%
  - Continue growth of competitive energy businesses to supplement utility earnings
  - Grow dividend commensurate with utility earnings growth

- Strengthen Financial Position
  - Achieve and maintain an equity ratio in mid-40% area by the end of 2008
  - Achieve and maintain a PHI corporate credit rating of BBB+/Baa1 or higher
  - Maintain liquidity position to provide financial flexibility

Note: See Safe Harbor Statement at the beginning of today's presentation.

Why Invest in PHI?

- ***Stable Earnings Base*** - Derived primarily from regulated T&D utility businesses

- ***Earnings Growth Potential*** - Driven by T&D utility infrastructure investments, constructive regulatory outcomes and competitive energy businesses

- ***Secure Dividend*** - Current dividend yield is 23% higher than the average dividend yield for companies in the S&P Electric Utilities index*

* Pricing data as of September 17, 2007

Note: See Safe Harbor Statement at the beginning of today's presentation.

Positioned for Success Today…

Building for Success Tomorrow


New Jersey
Maryland
atlantic city electric
pepco
Delaware
Virginia
delmarva power
Virginia

Pepco Holdings, Inc

Appendix

PHI Mid-Atlantic Power Pathway

Preliminary Timeline



Cardiff
Salem
Dennis
Steele
Burches Hill
Chalk Pt
Vienna
Indian River
Possum Pt.
Calvert Cliffs
Loretto
Piney Grove
2010
Possum Point to Calvert Cliffs
2012
Calvert Cliffs to Indian River
2012
Vienna to Steele
2014
Vienna to Loretto to Piney Grove
2014
Indian River to Salem
2014
Dennis to Cardiff

- Most of the line would be built either on, or parallel to, existing right of way
- 52 miles would use existing towers
- Much of the route is along established transmission corridors through relatively rural areas

Note: See Safe Harbor Statement at the beginning of today's presentation.

PHI Mid-Atlantic Power Pathway

Preliminary Cost

(Dollars in Millions)

	Pepco	Delmarva Power	Atlantic City Electric	Total
2007	$2	$2	$-	$4
2008	35	8	9	52
2009	75	105	6	186
2010	40	175	-	215
2011	18	210	5	233
2012	-	250	15	265
2013	-	135	30	165
2014	-	80	40	120
Total	**$170**	**$965**	**$105**	**$1,240**

Preliminary estimates reflect construction costs.
Recovery of costs is determined by PJM/FERC and will include more than PHI customers in each jurisdiction.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Holdings, Inc

PHI Blueprint for the Future - Status

- "Blueprint for the Future" filed in Delaware, Maryland and the District of Columbia

- Filing in New Jersey later this year in conjunction with the energy master plan process

- In Delaware, an order was issued March 20 opening a proceeding to consider the filing
  - Application includes demand-side management programs, advanced metering and distribution automation
  - Workshop meetings held
  - Docket number 07-28

- In Maryland, an order was issued on June 8 for a "two track approach"
  - Established a Pepco/DPL collaborative on near-term DSM initiatives
  - Created a state-wide collaborative on advanced metering and DSM initiatives
  - Initial reports have been filed with the commission on both collaborations
  - Hearing held on July 25 for Pepco/DPL collaborative; decision pending
  - Case number 9111
  - Maryland distribution rate case orders issued July 19 included the approval of a decoupling mechanism for Pepco and DPL

- In the District of Columbia, an order was issued on April 23 opening a proceeding to consider the filing
  - Initial comments received August 10
  - Case number 1056

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Holdings, Inc

PHI Blueprint -
Preliminary Estimated Capital Cost and Timing (1)

(Dollars in Millions)

	2008	2009	2010	2011	2012 - 2014	Total
Automated Meter Infrastructure	$ 44	$ 115	$ 118	$ 106	$ 93	$ 476
Distribution Automation	6	12	18	14	14	64
Meter Data Management System	10	-	-	-	-	10
Smart Thermostat (2)	2	21	21	22	30	96
Total	$ 62	$ 148	$ 157	$ 142	$ 137	$ 646

(1) Excludes CIS improvement

(2) May be capitalized or expensed depending on program design

Note: See Safe Harbor Statement at the beginning of today's presentation.

Conectiv Energy - Gross Margin Drivers

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

2007 gross margins should be higher:

- ↑ Higher capacity prices
- ↑ Improved margins on standard product hedges
- ↑ Higher output, reflecting improved supply/demand fundamentals
- ↑ Re-pricing of default electricity supply contracts
- ↓ Ancillary services revenue

2008 gross margins should continue to increase:

- ↑ Capacity prices are in effect for full calendar year
- ↑ Improved margins on standard product hedges
- ↑ Additional re-pricing of default electricity supply contracts
- ↔ No material increase in output
- ↓ Lowered margins from fuel hedges

Note: See Safe Harbor Statement at the beginning of today's presentations.

Conectiv Energy - RPM Results

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

- **PJM Reliability Pricing Model (RPM) Auction Results**

	2007/2008	2008/2009	Units
Eastern MAAC	$198/MW-Day	$149/MW-Day	All except Bethlehem
Southwest MAAC	$189/MW-Day	$210/MW-Day	
Balance of Pool	$41/MW-Day	$112/MW-Day	Bethlehem

~ 2009/2010 Auction will be held in October 2007
~ 2010/2011 Auction will be held in January 2008

- **At end of auction process, Conectiv Energy is implicitly 100% hedged for all of its generation**
- **Hedging for 2007/08 and 2008/09 Planning Periods started in 2004 and 2005, respectively**
- **Capacity sold over time at prices ranging from $28/MW-day to $152/MW-day, at then current market prices**
- **Conectiv Energy started to hedge 2009/2010 and 2010/2011 Planning Periods in 2006 and 2007, respectively**

Conectiv Energy - Generation Projects

- **Committed Project**
  - *Stand-alone CT Project (Cumberland Project)*
    - 100 MW dual fuel combustion turbine at existing Cumberland County, New Jersey site (35 miles southwest of Atlantic City, NJ)
    - Based on GE LMS100 technology – very flexible and efficient CT unit
    - $75 million; commercial operation in early 2009

- **Potential Project**
  - *Delta Site*
    - Utilizes combustion turbines in inventory
    - 540 MW dual fuel combined cycle plant at new Delta, PA site (55 miles southeast of Harrisburg, PA, near the Susquehanna River)
    - Air permits received
    - $350 - $400 million cost, 2010-2012 commercial operation date

Note: See Safe Harbor Statement at the beginning of today's presentation.

Conectiv Energy – Projected Capital Expenditures

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

Dollars in Millions	2007	2008	2009	2010	2011
"Base" Amount	$13	$15	$16	$19	$15
Environmental					
- DE Multi-Pollutant *	14	17	1	10	8
- Other	2	3	3	-	5
Growth					
- New Combustion Turbine	24	46	4	-	-
- Delta Site (Total Cost - $350)	-	12	15	61	147
Total	**$53**	**$93**	**$39**	**$90**	**$175**

* Current capital cost estimates range from $50M - $80M.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Conectiv Energy – Delaware Multi-Pollutant Regulations

conectiv energy
A New Generation of Energy

Pepco Holdings, Inc

Edge Moor Power Plant		Compliance Plan Filed with DNREC in June 2007	
		2009	**2012**
Units 3 & 4	SO_2	TRONA	Nothing Additional
	NOx	SNCR	
	Mercury	Carbon Injection	
Unit 5	SO_2	Low Sulfur Oil	--
	NOx	Hybrid SNCR	
Capital Cost (estimate) *		$50M to $80M	

* The level of spending will be further refined when Conectiv Energy completes detailed engineering and receives firm pricing on the new equipment and related installation costs.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Energy Services – Business Metrics



Electric Contract Signings
(million MWh)
30
25
20
15
10
5
0
2004
2005
2006
2007 YTD

- Q2 2007 contract signings were healthy
  - Second highest quarter ever
- Average new contract length remains approximately 1.5 years
- Rolling 12-month retention rate increased to 78%



Load Served (MW)
4,000
3,000
2,000
1,000
0
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007

- Now serving 3,959 MW of load, an increase of 41% over Q2 2006



Delivered and Backlog Volumes (million MWh)
Backlog
Delivered
20
15
10
5
0
8
12
13
19
13
9
3
2004
2005
2006
2007
2008
2009
2010

- Achieved record estimated backlog of 34.7 million MWh, up 20% from Q2 2006
- Contract backlog provides longer-term stability and foundation for continued growth

PHI Construction Expenditures – Driver of Earnings Growth


Construction Expenditures (1)
Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
$507
$26
$365
$116
$655
$74
$425
$156
$664
$104
$443
$117
$539
$50
$416
$73
$603
$99
$446
$58
$758
$185
$523
$50
2006 Actual (2)
2007
2008
2009
2010
2011
Transmission
Distribution
Competitive

(1) Excludes Mid-Atlantic Power Pathway (MAPP) and Blueprint projects. Includes increased capital spending approved in the 1st quarter 2007 for new combustion turbine power plant at Conectiv Energy.

(2) Construction expenditures include cash and accruals.

Note: See Safe Harbor Statement at the beginning of today's presentation.

Pepco Holdings, Inc

Net Cash from Operating Activities vs. Construction Expenditures and Dividends



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$594(1)
$600 - $700 (2)
$700 - $800 (2)
$507
$655
$664
$539
$603
$200
$200
$200
$200
$200
2006 Actual
2007
2008
2009
2010
Net Cash from Operations
Dividends (3)
Construction Expenditures

(1) Adjusted cash from operations. See additional appendix slide for reconciliation.

(2) Cash from operations reflects various inputs, including regulatory and energy price assumptions that impact the utilities and competitive energy businesses.

(3) Dividend amount is based on the current annualized dividend rate of $1.04 per share. The dividend level is reviewed quarterly by PHI's Board of Directors.

NOTE: See Safe Harbor Statement at the beginning of today's presentation.

PHI Financial Performance

	Actual Earnings Per Share Year-to-Date June 30, 2007	2006		*Excluding Special Items* Year-to-Date June 30, 2007	2006
	$0.41	$0.45	Power Delivery	$0.41	$0.45
	$0.11	$0.10	Conectiv Energy	$0.11	$0.06
	$0.07	$0.07	Pepco Energy Services	$0.07	$0.09
	$0.14	$0.15	Other Non-Regulated	$0.14	$0.15
	($0.17)	($0.21)	Corporate & Other	($0.17)	($0.21)
	$0.56	$0.56	**Total PHI**	$0.56	$0.54

Note: Management believes the special items are not representative of the Company's ongoing business operations. See additional appendix slide for details.

Pepco Holdings, Inc

June 2007 YTD Financial Performance - Drivers

June 2006 YTD Earnings Per Share*	**$0.54**
Power Delivery	
• Higher kWh sales due to weather	0.09
• Network Transmission Rate True-up	(0.06)
• Operation and Maintenance Expense	(0.04)
• Standard Offer Service Margin	(0.02)
• Other, net	(0.01)
Conectiv Energy	
• Merchant Generation & Load Service	0.06
• Energy Marketing	0.02
• Operating Costs, net	(0.03)
Pepco Energy Services	
• Retail Energy Supply	(0.04)
• Energy Services	0.02
Other, net	0.03
June 2007 YTD Earnings Per Share	**$0.56**

* Excluding special items. See additional appendix slide for details.

Pepco Holdings, Inc

Reconciliation of Operating Income

Reported Operating Income Reconciled to Operating Income Excluding Special Item

For the twelve months ended June 30, 2007

(Dollars in Millions)

	Power Delivery	Conectiv Energy	Pepco Energy Services	Other Non-Regulated	Corporate & Other	PHI Consolidated
Reported Segment Operating Income	$457.5	$113.7	$32.5	$74.5	$6.6	$684.8
Percent of operating income	*66.8%*	*16.6%*	*4.7%*	*10.9%*	*1.0%*	*100.0%*
Special Item included in Operating Income						
Impairment loss on energy services assets			12.4			12.4
Operating Income excluding Special Item	$457.5	$113.7	$44.9	$74.5	$6.6	$697.2
Percent of operating income excluding special item	*65.6%*	*16.3%*	*6.4%*	*10.7%*	*1.0%*	*100.0%*

Note: Management believes the adjustments are not representative of the Company's ongoing business operations.

Reconciliation of Net Cash from Operations

GAAP Net Cash from Operating Activities to
Adjusted Net Cash from Operating Activities

Dollars in Millions

	2006
Reported (GAAP) Net Cash from Operating Activities	**$ 203**
Adjustments:	
Change in margin deposits	**212**
IRS Mixed Service Cost income tax payment	**121**
ACE generation assets sale income tax payment	**30**
Mirant PPA settlement income tax payment	**18**
Pre-merger tax settlement payment	**18**
Current year tax payments on 2005 gains from asset sales	**30**
Regulatory deferred costs under recovery	**32**
Proceeds from Mirant Settlement	**(70)**
Adjusted Net Cash from Operating Activities	**$ 594**

Note: Management believes the adjustments are not representative of the Company's ongoing business operations.

Reconciliation of Earnings Per Share

GAAP EPS to EPS Excluding Special Items

	Six Months Ended June 30, 2007	Six Months Ended June 30, 2006
Reported (GAAP) Earnings per Share	$ 0.56	$ 0.56
Special Items:		
Gain on disposition of interest in a co-generation facility	-	(0.04)
Impairment loss on energy services assets	-	0.02
Net Earnings per Share, excluding Special Items	$ 0.56	$ 0.54

Note: Management believes the special items are not representative of the Company's ongoing business operations.

Pepco Holdings, Inc